Filed Pursuant to Rule 497(e)

Registration No. 333-141582

GABELLI 787 FUND, INC. (the “Corporation”)

Gabelli Mergers and Acquisitions Fund (the “Fund”)

Supplement dated December 18, 2014, to the Fund’s Summary Prospectus for Class A, Class B, Class C and Class Y shares, dated February 28, 2014.

At the close of business on December 8, 2014, the outstanding Class B shares of the Fund were converted to Class A shares and Class B shares are no longer offered. You did not incur any sales charge in connection with this conversion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE